                                                                  Exhibit 99.1

2007 BUDGET/LRP PRESENTATION TO AD HOC BONDHOLDERS - DECEMBER 8, 2006

TOPICS:
     o   Key Premises and Assumptions

     o   Sources and Uses

     o   Consolidated Financials

     o   Business Financials

EMERGENCE ASSUMPTIONS
     o   Assume emergence from Chapter 11 on December 31, 2006
             o Each quarter delay in emergence accounts for an additional cash outlay of $25 million for lack of OPEB funding and reorganization professional fees
     o   Total cash paid at emergence is assumed to be $301 million
             o   $152 million for exit related costs
             o   $149 million to fund the 2007 domestic pension plan

RAW MATERIALS AND FOREIGN CURRENCIES
     o   Solutia utilized external industry sources such as CMAI and
         ChemData to develop the projected raw material and energy cost inputs
     o   Raw material profile by business:
                                    Cost Increase / (Decrease) per year
                                    2006 vs. 2007             2008-2010
                                    -------------             ---------
         Nylon                      (2.8%)                    (3.2%)
         Saflex/Specialties         2%                        (2.5%)
         CPFilms                    3.5%                       2.5%
     o   Assumptions for the major currencies for all years as follows:
                                   Actual          Actual            Budget
                                   2005            2006 YTD          2007-2011
                                   ----            --------          ---------
         $ / (euro)                1.24            1.25              1.27
         $ / (pound)               1.81            1.82              1.91
         $ / (yen)                 .0091           .0086             .0092

BUSINESS RESTRUCTURING ACTIONS
     o Shutdown of the LaSalle plant assumed to occur in February 2008 following expiration of the Ineos contract
     o No changes to commercial and operating agreements assumed at Chocolate Bayou, Antwerp or San Jose Dos Campos locations
     o   Asset set as of the end of 2006 is held constant throughout the period

SUMMARY WORKING CAPITAL ASSUMPTIONS
Enterprise                      2006    2007     2008     2009     2010     2011
                                ----    ----     ----     ----     ----     ----
        DSO                     39.7    39.7     41.3     42.8     42.6     42.4
        Change in A/R ($M)      (49)    (55)     (12)     (43)       2      (7)
        DOH                     35.7    34.3     34.2     33.4     34.6     35.2
        Change in Inv ($M)        9      (9)       5       (3)      (2)     (5)
        DPO                     28.3    34.1     36.4     36.0     36.1     35.9
        Change in A/P ($M)      (13)      51      11         8      (7)       1

Key Trends
     o Modest increase in DSO primarily due to transition of mix of Nylon business from Fiber to Plastics offset by improvements in other businesses

     o DPO improves approximately 8 days over Planning Period as a result of exit from Chapter 11 and improved performance over Planning Period

CAPITAL EXPENDITURES
($M)                       2006    2007     2008     2009     2010     2011
                           ----    ----     ----     ----     ----     ----
Integrated Nylon           $49      $45     $46      $45      $45      $45
Maintenance                49%      61%     62%      43%      67%      58%
Cost Improvement/Growth    51%      39%     38%      57%      33%      42%


Saflex                     $39      $47     $51      $53      $47      $14
Maintenance                20%      20%     17%      29%      27%      39%
Cost Improvement/Growth    80%      80%     83%      71%      73%      61%


CPFilms                    $7       $10     $14      $7       $12      $11
Maintenance                         55%     34%      68%      38%      38%
Cost Improvement/Growth             45%     66%      32%      62%      62%

CATEGORY A SITES - SOLUTIA SPEND
($M)     Provision         Payment
         ---------         -------
2006     18                8
2007     7                 11
2008     16                15
2009     8                 25
2010     4                 18
2011     17                14

CATEGORY C SITES - SHARED RESPONSIBILITY
($M)                    Gross      $50M           $25M               Net SOI
                        Cash       Funding        Funding            Cash
         Provision      Flows      Allocated      Discretionary      Flow
         ---------      -----      ---------      -------------      ----
2006     --             3          --             --                 3
2007     206            14         (14)           --                 --
2008     3              24         (24)           --                 --
2009     3              26         (14)           (12)               --
2010     3              19         --             (4)                15
2011     3              22         --             --                 22
     o   Category C Sites include Anniston and Sauget Offsite
     o Spend at Category C Sites projected to be in the $23 - $29 million range per year for 2012-2015 and expected to decline thereafter

PENSION, OPEB AND LITIGATION
PENSION

     o Assuming prefunding pension of $149 million at emergence (2007), required minimum pension contributions, are as follows:
($M)     Contributions       Funding Level          Pension Expense (Income)
         -------------       -------------          ------------------------
2006         179                  61%                         24
2007         149                  71%                          5
2008          --                  83%                         (6)
2009          32                  84%                         (6)
2010          29                  87%                         (6)
2011          27                  90%                         (7)


OPEB
Payments ($M)
             Gross           $175M          Net
             Pre-Spin        Funding        Pre-Spin       Post-Spin      Total
             --------        -------        --------       ---------      -----
2006            46             --              46             42           72
2007            39            (39)             --             29           29
2008            28            (28)             --             27           27
2009            25            (25)             --             25           25
2010            23            (23)             --             23           23
2011            22            (22)             --             23           23

Expense ($M)
                  Pre-Spin      Post-Spin        Total
                  --------      ---------        -----
2006                 12            16             28
2007                 7             12             19
2008                 2             12             14
2009                 2             11             13
2010                 2             11             13
2011                 2             11             13

LITIGATION
     o Assumes all pre-petition, debtor litigation except for Anniston Settlement litigation is discharged as part of the bankruptcy proceedings

OTHER MISCELLANEOUS ASSUMPTIONS
     o No cash flow impacts are assumed throughout the projection period for other litigation matters
     o Miscellaneous surplus property asset sales are assumed to generate cash of $7.5 million in both 2007 and 2008, and $5 million per year thereafter
     o US NOL carry-forward as of 12/31/2005 is approximately $817 million. Additional US tax losses expected to arise in 2006 and 2007 are $443 million. NOL carry-forward is expected to be reduced by CODI of $382 million. US NOL carry-forward expected to be subjected to the limitations of IRC Sec 382 is $878 million. These limitations are not expected to result in a US cash tax obligation during the LRP years. At the end of the LRP period, NOL carry-forward of $759 million is expected to still be available of which $511 would then be free of limitation
     o Outside the US, tax payments total approximately $150 million over the 5 years of the LRP. Effective tax rate on ex-US earnings is approximately 28%

PROFORMA SOURCES AND USES ($M)
SOURCES:                                             USES:
(1) Surplus Cash                    $115             DIP (Drawn)                        $657
(2) Exit Revolver                   65               2009 Bonds                         223
Exit Term Loan B - USD Tranche      700              Pension Pre-Funding                149
Exit Term Loan B - Euro Tranche     254              Euro Loan                          203
Exit Subordinated Bonds             250              Fees/Misc.-Other                   152
Maryville Note                      20               Maryville Note                     20

TOTAL SOURCE                        $1,404           TOTAL USES                         $1,404

Notes: Assumes Emergence 12/31/06
(1) Cash balance reduced from $130 million to $15 million at Emergence with no restrictions
(2) Total Revolver $400 million, after LC's/drawings pro-forma liquidity on 12/31/06 would be ~$280 million

CONSOLIDATED INCOME STATEMENT ($M)

                                   ============ ============  ============ ============ ============
                                       2003         2004          2005         2006         2007
                                      ACTUAL       ACTUAL        ACTUAL      FORECAST      BUDGET
----------------------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                        2,379        2,636         2,759        2,936        3,162
      COGS                             2,094        2,364         2,426        2,564        2,686
                                   ------------ ------------  ------------ ------------ ------------
         GROSS PROFIT                    285          273           334          372          476

      MARKETING                          149          136           135          135          150
      ADMINISTRATION                     101           92            91           94           95
      TECHNOLOGY                          43           41            44           48           42
                                   ------------ ------------  ------------ ------------ ------------
         TOTAL MAT                       293          269           270          277          288

      AMORTIZATION                         1            1             1            1            1
                                   ------------ ------------  ------------ ------------ ------------
         OPERATING INCOME                 (9)           3            63           94          187

      EQUITY INCOME                        1           23            44           39           29
      OTHER INCOME/(EXPENSE)               6            2             6           10            3
      CURRENCY                            (1)          (3)           (1)          (3)
      REORGANIZATION ITEMS               (23)         (51)          (54)         (57)           0
      INTEREST INCOME                      0            2             2            8            5
                                   ------------ ------------  ------------ ------------ ------------
      EBIT                               (25)         (24)           61           90          225
                                   ============ ============  ============ ============ ============
      INTEREST EXPENSE                   105           88            84          101          116
                                   ------------ ------------  ------------ ------------ ------------
      INCOME BEFORE TAXES               (130)        (112)          (23)         (11)         109

      TAXES                              (32)           4            11           25           30
                                   ------------ ------------  ------------ ------------ ------------
      INCOME FROM CONT OPS               (98)        (116)          (35)         (36)          79
                                   ============ ============  ============ ============ ============
      EBITDA                             102           96           172          201          334

      EBITDAR                            125          147           226          258          334

      % RELATIONSHIP TO SALES:
         GROSS PROFIT                  12.0%        10.3%         12.1%        12.7%        15.1%
         MAT                           12.3%        10.2%          9.8%         9.4%         9.1%
         EBIT                          -1.1%        -0.9%          2.2%         3.1%         7.1%
         EBITDA                         4.3%         3.6%          6.2%         6.8%        10.5%
----------------------------------------------------------------------------------------------------

                                   ============ ============ ============  ===========
                                       2008         2009         2010          2011
                                        LRP          LRP          LRP          LRP
------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                        3,222        3,382        3,354        3,409
      COGS                             2,673        2,768        2,694        2,705
                                   ------------ ------------ ------------  -----------
         GROSS PROFIT                    549          614          660          704

      MARKETING                          158          169          175          186
      ADMINISTRATION                      96           95           94           95
      TECHNOLOGY                          45           46           48           49
                                   ------------ ------------ ------------  -----------
         TOTAL MAT                       299          310          317          330

      AMORTIZATION                         1            1            1            0
                                   ------------ ------------ ------------  -----------
         OPERATING INCOME                249          303          341          374

      EQUITY INCOME                       27           27           27           27
      OTHER INCOME/(EXPENSE)               2            2            2            2
      CURRENCY                             0            0            0            0
      REORGANIZATION ITEMS                 0            0            0            0
      INTEREST INCOME                      4            2            1            1
                                   ------------ ------------ ------------  -----------
      EBIT                               283          334          371          404
                                   ============ ============ ============  ===========
      INTEREST EXPENSE                   109           98           88           73
                                   ------------ ------------ ------------  -----------
      INCOME BEFORE TAXES                173          237          283          331

      TAXES                               50           71           86          103
                                   ------------ ------------ ------------  -----------
      INCOME FROM CONT OPS               124          166          197          228
                                   ============ ============ ============  ===========
      EBITDA                             380          435          470          503

      EBITDAR                            380          435          470          503

      % RELATIONSHIP TO SALES:
         GROSS PROFIT                  17.0%        18.2%        19.7%        20.7%
         MAT                            9.3%         9.2%         9.5%         9.7%
         EBIT                           8.8%         9.9%        11.1%        11.9%
         EBITDA                        11.8%        12.9%        14.0%        14.8%
--------------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET ($M)

                                             ==============  ============== ==============  =============
                                                  2004            2005           2006            2007
                                                 ACTUAL          ACTUAL        FORECAST         BUDGET
---------------------------------------------------------------------------------------------------------
                                  Assets
                                  ------
                                    CASH            115             107            130             15
                       TRADE RECEIVABLES            279             246            301            343
                    OTHER CURRENT ASSETS            135             196            128            121
                  TOTAL LIFO INVENTORIES            222             254            255            256
                                             --------------  -------------- --------------  -------------
                    TOTAL CURRENT ASSETS            751             803            814            736
                          GROSS PROPERTY          3,243           3,253          3,350          3,422
                ACCUMULATED DEPRECIATION         (2,442)         (2,482)        (2,558)        (2,616)
                                             --------------  -------------- --------------  -------------
                            NET PROPERTY            801             770            792            806
         INVESTMENT IN EQUITY AFFILIATES            177             205            198            207
                  OTHER LONG TERM ASSETS            331             192            208          1,959
                         FUNDING COMPANY              0               0              0            204
                                             --------------  -------------- --------------  -------------
              NON-CURRENT DEFERRED TAXES             16              12             16             16
                                             --------------  -------------- --------------  -------------
                            TOTAL ASSETS          2,076           1,982          2,029          3,927
                                             ==============  ============== ==============  =============
                             LIABILITIES
                             -----------
                        ACCOUNTS PAYABLE            192             216            209            258
                                ACCRUALS            266             249            233            234
                         SHORT TERM DEBT            300             300            657             17
                                             --------------  -------------- --------------  -------------
               TOTAL CURRENT LIABILITIES            758             765          1,099            509
                          LONG TERM DEBT            286             247            205          1,224
       LIABILITIES SUBJECT TO COMPROMISE          2,187           2,176          1,934              0
                       OTHER LIABILITIES            247             215            225            521
                         POST RETIREMENT             42              33             35            559
                                             --------------  -------------- --------------  -------------
                       TOTAL LIABILITIES          3,520           3,436          3,498          2,812
                                             --------------  -------------- --------------  -------------
    TOTAL STOCKHOLDER'S EQUITY (DEFICIT)         (1,444)         (1,455)        (1,470)         1,115
                                             --------------  -------------- --------------  -------------
            TOTAL LIABILITIES AND EQUITY          2,076           1,982          2,029          3,927
                                             ==============  ============== ==============  =============

-----------------------------------------    --------------  -------------- --------------  -------------
               BALANCE SHEET STATISTICS:

                                     DSO           39.7            35.1           39.7           39.7
                                     DOH           33.5            39.5           35.7           34.3
                                     DPO           28.4            33.4           28.3           34.1
---------------------------------------------------------------------------------------------------------

                                             ============  ============  ============  ============
                                                 2008          2009          2010          2011
                                                  LRP           LRP           LRP           LRP
------------------------------------------------------------------------------------------------
                                  ASSETS
                                  ------
                                    CASH           15            15            15            15
                       TRADE RECEIVABLES          355           399           397           404
                    OTHER CURRENT ASSETS          121           121           121           121
                  TOTAL LIFO INVENTORIES          251           255           256           262
                                             ------------  ------------  ------------  ------------
                    TOTAL CURRENT ASSETS          743           789           789           802
                          GROSS PROPERTY        3,443         3,555         3,664         3,739
                ACCUMULATED DEPRECIATION       (2,613)       (2,709)       (2,806)       (2,904)
                                             ------------  ------------  ------------  ------------
                            NET PROPERTY          830           846           858           835
         INVESTMENT IN EQUITY AFFILIATES          214           221           228           235
                  OTHER LONG TERM ASSETS        1,953         1,928         1,928         1,925
                         FUNDING COMPANY          156           107            86            67
                                             ------------  ------------  ------------  ------------
              NON-CURRENT DEFERRED TAXES           16            16            16            16
                                             ------------  ------------  ------------  ------------
                            TOTAL ASSETS        3,912         3,908         3,905         3,881
                                             ============  ============  ============  ============
                             LIABILITIES
                             -----------
                        ACCOUNTS PAYABLE          269           277           270           271
                                ACCRUALS          254           293           340           408
                         SHORT TERM DEBT            0             0             0             0
                                             ------------  ------------  ------------  ------------
               TOTAL CURRENT LIABILITIES          523           570           610           680
                          LONG TERM DEBT        1,147         1,057           921           687
       LIABILITIES SUBJECT TO COMPROMISE            0             0             0             0
                       OTHER LIABILITIES          487           443           404           379
                         POST RETIREMENT          516           445           380           317
                                             ------------  ------------  ------------  ------------
                       TOTAL LIABILITIES        2,673         2,514         2,315         2,063
                                             ------------  ------------  ------------  ------------
    TOTAL STOCKHOLDER'S EQUITY (DEFICIT)        1,239         1,394         1,590         1,818
                                             ------------  ------------  ------------  ------------
            TOTAL LIABILITIES AND EQUITY        3,912         3,908         3,905         3,881
                                             ============  ============  ============  ============

-----------------------------------------    ------------  ------------  ------------  ------------
               BALANCE SHEET STATISTICS:

                                     DSO         41.3          42.8          42.6          42.4
                                     DOH         34.2          33.4          34.6          35.2
                                     DPO         36.4          36.0          36.1          35.9
---------------------------------------------------------------------------------------------------

CONSOLIDATED CASH FLOW STATEMENT ($M)

                                                        ===========  ===========  ===========  ===========  ===========  ===========
                                                            2006         2007         2008         2009         2010         2011
                                                          FORECAST      BUDGET        LRP          LRP          LRP          LRP
------------------------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW ACTIVITIES:
-------------------------
EBIT                                                          90          225          283          334          371          404
DEPRECIATION & AMORTIZATION, GROSS                           111          109           98          101           99           99
                                                        -----------  -----------  -----------  -----------  -----------  -----------
EBITDA                                                       201          334          380          435          470          503

INTEREST PAYMENTS                                           (104)        (122)        (104)         (92)         (83)         (68)
TAX PAYMENTS                                                 (11)         (17)         (23)         (34)         (38)         (41)
LEGACY PAYMENTS:
   LITIGATION                                                 (5)          (5)          (5)          (5)          (5)          (5)
   OPEB                                                      (57)         (39)         (28)         (25)         (23)         (22)
   ENVIRONMENTAL                                              (3)         (14)         (24)         (26)         (19)         (22)
FUNDING CO                                                     0           58           57           56           26           22
PENSION CONTRIBUTION                                        (179)           0            0          (32)         (29)         (27)
NON LEGACY ENVIRONMENTAL                                      (4)         (11)         (15)         (25)         (18)         (14)
NON LEGACY OPEB                                              (34)         (29)         (27)         (25)         (23)         (23)
CHANGES IN BALANCE SHEET ACCOUNTS:
   NET WORKING CAPITAL                                       (53)         (13)           4          (39)          (7)         (12)
       ACCOUNTS RECEIVABLE                                   (49)         (55)         (12)         (43)           2           (7)
       INVENTORY                                               9           (9)           5           (3)          (2)          (5)
       ACCOUNTS PAYABLE                                      (13)          51           11            8           (7)           1
   TOTAL OTHER BALANCE SHEET CHANGES                          14           28           (1)          18           (2)          22
                                                        -----------  -----------  -----------  -----------  -----------  -----------
CASH PROVIDED BY (USED IN) OPERATIONS                       (234)         169          216          207          250          314
CAPITAL EXPENDITURES                                         (99)        (121)        (121)        (117)        (114)         (80)
                                                        -----------  -----------  -----------  -----------  -----------  -----------
FREE CASH FLOW                                              (333)          48           95           90          136          233
                                                        ===========  ===========  ===========  ===========  ===========  ===========
------------------------------------------------------------------------------------------------------------------------------------

INTEGRATED NYLON ($M)

                                     ============ ============ ============  ============ ============
                                         2003         2004         2005          2006         2007
                                        ACTUAL       ACTUAL       ACTUAL       FORECAST      BUDGET
------------------------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                          1,392        1,588        1,642         1,770        1,922
      COGS                               1,337        1,552        1,574         1,671        1,755
                                     ------------ ------------ ------------  ------------ ------------
         GROSS PROFIT                       55           35           68           100          167

      MARKETING                             70           54           47            46           52
      ADMINISTRATION                        23           16           13            14           14
      TECHNOLOGY                            21           20           20            21           15
                                     ------------ ------------ ------------  ------------ ------------
         TOTAL MAT                         113           90           80            81           82

      AMORTIZATION                           0            0            0             0            0
                                     ------------ ------------ ------------  ------------ ------------
         OPERATING INCOME                  (58)         (55)         (13)           18           85

      EQUITY INCOME                          0            0            0             0            0
      OTHER INCOME/(EXPENSE)                 4            2            1             1            1
      INTEREST INCOME                        0            0            1             1            1
                                     ------------ ------------ ------------  ------------ ------------
      EBIT                                 (54)         (53)         (11)           20           87
                                     ============ ============ ============  ============ ============

      EBITDA                                26           23           58            83          147

      % RELATIONSHIP TO SALES:
         GROSS PROFIT                     4.0%         2.2%         4.1%          5.6%         8.7%
         MAT                              8.1%         5.6%         4.9%          4.6%         4.3%
         EBIT                            -3.9%        -3.4%        -0.7%          1.1%         4.5%
         EBITDA                           1.8%         1.4%         3.5%          4.7%         7.6%
------------------------------------------------------------------------------------------------------

                                     ============  ============ ============ ============
                                         2008          2009         2010         2011
                                          LRP           LRP          LRP          LRP
---------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                          1,920         1,991        1,878        1,854
      COGS                               1,719         1,787        1,675        1,652
                                     ------------  ------------ ------------ ------------
         GROSS PROFIT                      201           204          203          202

      MARKETING                             54            56           57           58
      ADMINISTRATION                        13            12           10           10
      TECHNOLOGY                            15            16           17           17
                                     ------------  ------------ ------------ ------------
         TOTAL MAT                          83            84           84           85

      AMORTIZATION                           0             0            0            0
                                     ------------  ------------ ------------ ------------
         OPERATING INCOME                  118           119          119          117

      EQUITY INCOME                          0             0            0            0
      OTHER INCOME/(EXPENSE)                 1             1            1            1
      INTEREST INCOME                        1             1            1            1
                                     ------------  ------------ ------------ ------------
      EBIT                                 120           121          121          119
                                     ============  ============ ============ ============

      EBITDA                               175           175          175          175

      % RELATIONSHIP TO SALES:
         GROSS PROFIT                    10.5%         10.2%        10.8%        10.9%
         MAT                              4.3%          4.2%         4.5%         4.6%
         EBIT                             6.3%          6.1%         6.4%         6.4%
         EBITDA                           9.1%          8.8%         9.3%         9.4%
-----------------------------------------------------------------------------------------

PERFORMANCE PRODUCTS ($M)

                                     ============ ============ ============  ============ ============
                                         2003         2004         2005          2006         2007
                                        ACTUAL       ACTUAL       ACTUAL       FORECAST      BUDGET
------------------------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                            975        1,041        1,115         1,165        1,239
      COGS                                 728          786          843           877          916
                                     ------------ ------------ ------------  ------------ ------------
         GROSS PROFIT                      247          256          273           288          323

      MARKETING                             77           81           88            88           98
      ADMINISTRATION                        35           37           33            38           40
      TECHNOLOGY                            21           22           23            26           27
                                     ------------ ------------ ------------  ------------ ------------
         TOTAL MAT                         134          139          145           152          164

      AMORTIZATION                           0            0            0             1            1
                                     ------------ ------------ ------------  ------------ ------------
         OPERATING INCOME                  113          116          128           135          158

      EQUITY INCOME                          1            1            2             1            0
      OTHER INCOME/(EXPENSE)                (0)           0            4             7            1
      INTEREST INCOME                        0            0            0             0            0

                                     ------------ ------------ ------------  ------------ ------------
      EBIT                                 115          118          134           142          160
                                     ============ ============ ============  ============ ============

      EBITDA                               156          156          172           185          202

      % RELATIONSHIP TO SALES:
         GROSS PROFIT                    25.3%        24.6%        24.5%         24.7%        26.1%
         MAT                             13.7%        13.4%        13.0%         13.1%        13.2%
         EBIT                            11.8%        11.3%        12.0%         12.2%        12.9%
         EBITDA                          16.0%        15.0%        15.5%         15.9%        16.3%
------------------------------------------------------------------------------------------------------

                                     ============  ============ ============ ============
                                         2008          2009         2010         2011
                                          LRP           LRP          LRP          LRP
---------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                          1,302         1,392        1,476        1,554
      COGS                                 936           973        1,015        1,036
                                     ------------  ------------ ------------ ------------
         GROSS PROFIT                      366           419          461          519

      MARKETING                            103           112          118          128
      ADMINISTRATION                        41            42           43           44
      TECHNOLOGY                            30            30           31           32
                                     ------------  ------------ ------------ ------------
         TOTAL MAT                         174           184          191          203

      AMORTIZATION                           1             1            1            0
                                     ------------  ------------ ------------ ------------
         OPERATING INCOME                  191           234          269          315

      EQUITY INCOME                          0             0            0            0
      OTHER INCOME/(EXPENSE)                 1             0            0            0
      INTEREST INCOME                        0             0            0            0

                                     ------------  ------------ ------------ ------------
      EBIT                                 192           235          269          316
                                     ============  ============ ============ ============

      EBITDA                               232           278          310          355

      % RELATIONSHIP TO SALES:
         GROSS PROFIT                    28.1%         30.1%        31.2%        33.4%
         MAT                             13.4%         13.2%        13.0%        13.1%
         EBIT                            14.7%         16.9%        18.2%        20.3%
         EBITDA                          17.8%         20.0%        21.0%        22.8%
-----------------------------------------------------------------------------------------

CORE ($M)

                                      ============ ============ ============  ============ ============
                                          2003         2004         2005          2006         2007
                                         ACTUAL       ACTUAL       ACTUAL       FORECAST      BUDGET
-------------------------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                             11            7            1             1            0
      COGS                                  29           26            9            17           14
                                      ------------ ------------ ------------  ------------ ------------
         GROSS PROFIT                      (18)         (18)          (7)          (16)         (14)

      MARKETING                              2            1            0             1            0
      ADMINISTRATION                        43           40           44            42           41
      TECHNOLOGY                             2           (0)           1             1            0
                                      ------------ ------------ ------------  ------------ ------------
         TOTAL MAT                          46           41           45            44           42

      AMORTIZATION                           0            0            0             0            0
                                      ------------ ------------ ------------  ------------ ------------
         OPERATING INCOME                  (64)         (59)         (52)          (59)         (56)

      EQUITY INCOME                         (0)          22           42            38           29
      OTHER INCOME/(EXPENSE)                 2            1            1             2            0
      CURRENCY                              (1)          (3)          (1)           (3)           0
      REORGANIZATION ITEMS                 (23)         (51)         (54)          (57)           0
      INTEREST INCOME                        0            2            2             7            5

                                      ------------ ------------ ------------  ------------ ------------
      EBIT                                 (86)         (89)         (63)          (72)         (22)
                                      ============ ============ ============  ============ ============

      EBITDA                               (80)         (83)         (58)          (68)         (16)

      EBITDAR                              (57)         (31)          (5)          (11)         (16)
-------------------------------------------------------------------------------------------------------

                                      ============  ============ ============ ============
                                          2008          2009         2010         2011
                                           LRP           LRP          LRP          LRP
---------------------------------------------------------------------------------------
INCOME STATEMENT
      NET SALES                              0             0            0            0
      COGS                                  18             8            4           16
                                      ------------  ------------ ------------ ------------
         GROSS PROFIT                      (18)           (8)          (4)         (16)

      MARKETING                              0             0            0            0
      ADMINISTRATION                        41            41           41           41
      TECHNOLOGY                             0             0            0            0
                                      ------------  ------------ ------------ ------------
         TOTAL MAT                          42            42           42           42

      AMORTIZATION                           0             0            0            0
                                      ------------  ------------ ------------ ------------
         OPERATING INCOME                  (60)          (50)         (46)         (58)

      EQUITY INCOME                         27            27           27           27
      OTHER INCOME/(EXPENSE)                 0             0            0            0
      CURRENCY                               0             0            0            0
      REORGANIZATION ITEMS                   0             0            0            0
      INTEREST INCOME                        4             2            1            1

                                      ------------  ------------ ------------ ------------
      EBIT                                 (29)          (21)         (18)         (30)
                                      ============  ============ ============ ============

      EBITDA                               (26)          (18)         (14)         (26)

      EBITDAR                              (26)          (18)         (14)         (26)
------------------------------------------------------------------------------------------

Reconciliation of Non-GAAP Financial Measures to GAAP Measures of Performance(1)

         Management believes that measures of income excluding non-recurring, non-operational items are meaningful because they provide insight with respect to ongoing operating results of the Company. Such measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Reconciliations of non-GAAP measures to GAAP are detailed below for the fiscal years of 2005, 2004 and 2003.

         The below tables include the identification of non-recurring, non-operational items which have been excluded from the income statement used by management for internal evaluation purposes (consolidated income statement included in Exhibit A). EBITDAR, which is earnings before interest, taxes, depreciation, amortization and reorganization items, is a non-GAAP measure that is a typical financial measure for Companies during the restructuring process. Management uses this measure as a way to identify operating results of the Company had it not been in the reorganization process during the time period being reported upon.

            INCREASE/(DECREASE)               2006       2005        2004       2003
            -------------------               ----       ----        ----       ----
IMPACT ON:
Net Sales                                       --        (66)        (61)       (51)(e)
Cost of goods sold..........................  $  1       $  1       $  18      $  29 (a)
                                                --          9          26         26 (d)
                                                --         51          57         75 (e)
                                                --         --           8         -- (f)
                                                --         --           1         -- (g)
                                                 9         --          --         -- (t)
                                               (20)        --          --         -- (u)
                                                --         --          --         27 (i)
                                                --         --          --         99 (j)

                                                --         --          --         20 (k)
                                              --------------------------------------
Total cost of goods sold ...................   (10)        61         110        276
Marketing ..................................     1         --          --          2 (a)
                                                --          1           2          2 (d)
                                                --          6           5          3 (e)
Administrative .............................    --         --          --          6 (a)
                                                --          2           4          4 (d)
                                                --         --          --         22 (l)
                                                --          5           6          9 (e)
Technological ..............................    --         --          --          6 (a)
                                                --          1           3          3 (d)
                                                --         --          --          1 (e)
Amortization ...............................    --         --           1          2 (e)
Impairment of Intangible Assets ............    --         --          28         75 (e)
                                                --         --          --          3 (m)
                                              --------------------------------------
Operating Income (Loss) Impact..............     9        (10)        (98)      (363)

Equity income (loss) from affiliates........    (2)        52         (49)      (134)(n)
------------------------------------------------------------------------------------------

--------
(1) This Reconciliation was not part of the Draft Business Plan provided to the Noteholders on December 8, 2006.

Loss on debt Modification...................    --         --         (15)        -- (o)
                                                (8)        --          --         -- (v)

Other Income................................    --         --          --          4 (p)
                                              --------------------------------------
                                                            3          --          2 (e)
EBITDAR Impact..............................    (1)        45        (162)      (491)

Interest Expense............................    --         --          --        (14)(q)
                                                --         --         (25)        -- (c)
                                                (1)        --          --         -- (w)
                                                (3)        --          --         -- (x)
                                                --         --          --         (1)(e)
Reorganization Items, net...................   (12)         5         (22)        -- (r)

                                                --         --          --         22 (l)
                                              --------------------------------------
Pre-tax Income Statement Impact.............   (17)        50        (209)      (484)
Income tax expense (benefit) impact.........    (3)        --          (6)       430 (s)
                                                --          3          (4)       (33)(e)
                                              --------------------------------------
After-tax Income Statement Impact from         (14)        47        (199)      (881)
Continuing Operations.......................
Income (Loss) from Discontinued                 58         --          --         (2)(b)
Operations, net of tax......................
Cumulative Effect of Change in                  --         (3)         --         (5)(h)
Accounting Principle, net of tax............
                                              --------------------------------------
Net Income (Loss) Impact                      $ 44       $ 44       $(199)     $(888)
----------------------------------------------======================================-----

   FOOTNOTES
   ---------

   a) Restructuring costs related principally to the closure of certain non-strategic operations including costs for decommissioning and dismantling activities, asset impairments, future costs for non-cancelable operating leases and severance and retraining costs.
   b) Discontinued operations for the UCB business is excluded from continuing operations in the internal financial statements.
   c) Write-off of unamortized debt issuance costs related to the retirement of the October 2003 and interim DIP credit facilities.
   d) Net pension and other postretirement benefit plan curtailments and settlements.
   e) Results of the Pharmaceutical Services Business which was sold during 2006. The amounts have been excluded from continuing operations in the internal financial statements.
   f) Losses incurred directly related to the hurricanes experienced in the U.S. in 2004 resulting in the disruption of operations and property damage at Solutia's operations in the Integrated Nylon chain located principally in the Southeastern part of the U.S., and the Performance Products and Services location in Martinsville, Virginia. These costs included primarily asset write-offs and repairs and maintenance costs.
   g)    Loss on the sale of the assets of Axio Research Corporation.
   h) Cumulative effect of change in accounting principle is excluded from continuing operations in the internal financial statements.
   i) Charge for environmental remediation and funding for an educational trust related to the partial consent decree in Anniston, Alabama
   j) Charge related to Solutia's share of the Anniston litigation settlement and to increase certain other litigation accruals.
   k) Increase to environmental reserves related to exiting the Nitro, West Virginia facility.
   l) Prior to the filing for bankruptcy in December, the Company incurred significant professional services expense related to the attempted out-of-court restructuring initiative. The amount had been re-classed from administrative expense to reorganization items, net in the internal financial statements.



   m) Write-down of non-deductible goodwill in accordance with SFAS No. 142 for Axio Research Corporation within the Performance Products segment.
   n) Net one-time gains (losses) related to Solutia's Flexsys and Astaris joint ventures, in each of which Solutia has a fifty percent interest.
   o)    Loss due to the modification of Solutia's Euronotes in January 2004.
   p) Recovery of certain receivables, established prior to 1997, which had previously been written off.
   q) Write-off of unamortized debt issuance cost related to retired credit facilities.
   r) Includes expenses related to asset write-offs associated with contract rejections and terminations, employee severance costs, adjustments to record certain pre-petition claims at estimated amounts of the allowed claims and differences between the settlement amount of certain pre-petition obligations and the corresponding amounts previously recorded. Only professional fees for services provided by debtor and creditor professionals directly related to Solutia's reorganization proceedings and costs associated with a retention plan for certain Solutia employees are included in reorganization items, net in the internal financial statements.
   s) With the exception of those items that relate to ex-U.S. operations, the above items are considered to have like pre-tax and after-tax impact as the tax benefit or expense realized from these events is offset by the change in valuation allowance for U.S. deferred tax assets resulting from uncertainty as to their recovery due to Solutia's Chapter 11 bankruptcy filing.
   t) Environmental charge precipitated by the notification by a third-party of its intent to terminate a tolling agreement at one of Solutia's facilities outside the U.S. that will likely result in the cessation of operations at the site.
   u) Gain resulting from the reversal of a litigation reserve with respect to a litigation matter that was decided favorably during 2006.
   v) Write-off of debt issuance costs and to record the DIP facility as modified at its fair value.
   w) Write off of unamortized debt issuance costs associated with the DIP facility at time of modification.
   x) Solutia refinanced its Euronotes and recorded early extinguishment costs at the time of refinancing.